Registration No. 33-12
1940 Act File No. 811-4401
Rule 497(c)

NORTH TRACK FUNDS, INC.
________________________________________

Amendment Dated September 22, 2008
To
Prospectus Dated March 1, 2008, as Supplemented on April 9, 2008

Sales of Class B Shares Suspended to New Investors

Beginning on September 22, 2008, the Funds will no longer offer for sale Class B Shares to new investors. Current holders of Class B Shares will be permitted to continue to make purchases of additional Class B Shares, including purchases through automatic investment plans, and will also be permitted to continue reinvesting dividends and capital gains distributions in additional Class B Shares. The Funds have no present intent to open Class B Shares to new investors at any time in the future.

Class I Shares Offered by the North Track Geneva Growth Fund

Effective September 22, 2008, the North Track Geneva Growth Fund (the "Fund") began offering Class I shares to eligible investors. See "Purchasing Shares- Purchasing Class I Shares" below for eligibility requirements. Class I shares are managed under the same investment objective and strategy as all other share Classes of the Fund and have identical dividend, liquidation and other rights as the other share Classes of the Fund. The fees and expenses for Class I shares will differ from the other share Classes as provided below.

The section of the Prospectus under the heading "Geneva Growth Fund- Fees and Expenses" is hereby amended to include the following information:

The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class I shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
Redemption Fees ($12.00 charge for each wire redemption)	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class I Shares
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.37%(1)
Annual Fund Operating Expenses	1.12%

(1) “Other Expenses” for Class I shares are based on estimated amounts for the fiscal year ending October 31, 2008. Actual expenses may vary from those indicated.

The section of the Prospectus under the heading "Geneva Growth Fund- Example" is hereby amended to include the following information:

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
If you sell your shares at the end of the period:
Class I shares	$114	$356	$617	$1,363

The references on pages 78 and 94 of the Prospectus to Class I shares being offered by the North Track Large Cap Equity Fund and North Track Equity Income Fund are hereby amended to include the North Track Geneva Growth Fund.

Purchasing Class I Shares

The section of the Prospectus under the heading "Purchasing Shares- Purchasing Class I Shares" is hereby amended and replaced with the following information:

Purchasing Class I Shares

Eligible institutions may purchase Class I shares of the Large Cap Equity, Equity Income and Geneva Growth Funds. Institutions that are eligible to purchase Class I shares include any corporation, limited liability company, partnership or other company or business association, a church, parish, fraternal benefit society or other religious or fraternal organization or association, a trust, trust companies or thrift institutions or endowment fund and any other legal entity that is not a natural person or the alter ego of a natural person (e.g., sole proprietorship, IRA account, revocable trust of a grantor who is a natural person, etc.), provided such legal entity was not formed for the specific purpose of investing in the Funds. Class I shares have no front-end sales charge, no rule 12b-1 fee and have no contingent deferred sales charge imposed on purchases or sales.

The minimum initial purchase amount for Class I shares is $5 million, and for additional purchases of Class I shares is $100. The minimum initial investment amount for each Fund's Class I shares may be reduced to $1,000 for investors who purchase their Fund shares through a registered investment advisor, provided that the investment advisor has entered into a written agreement with the Funds to offer Class I shares to the investment advisor's clients. The Distributor may establish certain other criteria from time to time that the registered investment advisor must meet with respect to its purchases of Fund shares in order to qualify its clients for this reduced minimum purchase amount. Any shareholder who intends to purchase Fund shares through a registered investment advisor may wish to inquire whether the advisor qualifies to purchase the Fund's institutional share class for the advisor's clients at the reduced minimum investment amount. We may also waive the minimum investment amount needed to open or add to an account.

NORTH TRACK FUNDS, INC.
________________________________________

Amendment Dated September 22, 2008
To
Statement of Additional Information Dated March 1, 2008, as Supplemented on April 9, 2008

The references on pages 1, 3 and 53 of the Statement of Additional Information to Class I shares being offered by the North Track Large Cap Equity Fund and North Track Equity Income Fund are hereby amended to include the North Track Geneva Growth Fund.